Exhibit 10.19 SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH SIX ASTERISKS [******]. OMNIBUS AGREEMENT This Omnibus Agreement (this “Agreement”) is entered into as of December 12, 2025 (the “Effective Date”), by and between Conduit Bravo LLC, a Delaware limited liability company (the “Company”), and the undersigned entity (“Counterparty”). WHEREAS, Company desires (i) to enter into that certain ISDA 2002 Master Agreement, dated as of the Effective Date, by and between Company and Counterparty (the “Master Agreement”), the Schedule thereto (the “Schedule”), and the Transaction Confirmation in respect thereof (the “Confirmation” and, collectively with the Master Agreement and the Schedule, the “ISDA”), the defined terms of which are incorporated herein unless otherwise defined herein; and (ii) to consummate the transactions contemplated thereby and hereby (collectively, the “Transactions”); and WHEREAS, in connection with the ISDA and the consummation of the Transactions, Company and Counterparty desire to enter into this Agreement to set forth certain representations, warranties and acknowledgements with respect to each of them. NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained and incorporating the recitals set forth above, the parties hereto agree as follows: 1. Counterparty Representations and Warranties. By executing this Agreement, Counterparty represents and warrants that, as of the Effective Date: (a) (i) Counterparty is duly organized, validly existing and in good standing under the laws of the state of Delaware; (ii) Counterparty is duly licensed or qualified to do business and is in good standing in all material respects in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary; and (iii) Counterparty has full corporate, limited partnership, limited liability company or other similar organizational power and authority to enter into this Agreement and the ISDA (collectively, the “Transaction Documents”), to carry out its obligations hereunder and thereunder, and to consummate the Transactions; (b) (i) the execution and delivery by Counterparty of the Transaction Documents, the performance by Counterparty of its obligations hereunder and thereunder, and the consummation by Counterparty of the Transactions have been duly authorized by all requisite corporate, limited partnership, limited liability company or other similar organizational action on the part of Counterparty; (ii) each of the Transaction Documents has been duly executed and delivered by Counterparty; and (iii) (assuming due authorization, execution and delivery by Company) each Transaction Document constitutes a legal, valid and binding obligation of Counterparty, enforceable against Counterparty in accordance with its terms subject to bankruptcy, moratorium, insolvency

Omnibus Agreement Page 2 and other laws generally affecting creditors’ rights and general principles of equity (whether applied in a proceeding in a court of law or equity); (c) the execution, delivery and performance by Counterparty of the Transaction Documents, and the consummation of the Transactions, do not and will not: (i) conflict with or result in a violation or breach of, or default under, any provision of the certificate of formation, limited liability company agreement or other organizational documents of Counterparty, as applicable; (ii) conflict with or result in a violation or breach of any provision of any law or governmental order applicable to Counterparty; (iii) require the consent, notice or other action by any person or entity under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any contract to which Counterparty is a party or by which Counterparty is bound or to which any of their respective properties and assets are subject or any permit affecting the properties, assets or business of Counterparty; or (iv) result in the creation or imposition of any encumbrance on any properties or assets of Counterparty, except, in the case of clauses (ii) through (iv), as would not result in a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of Counterparty; (d) no consent, approval, permit, governmental order, declaration or filing with, or notice to, any governmental authority is required by or with respect to Counterparty in connection with the execution and delivery of the Transaction Documents and the consummation of the Transactions; (e) Counterparty has not incurred nor shall Counterparty become liable for any advisory fee, broker’s commission or finder’s fee relating to or in connection with the Transactions for which Company or any of its affiliates may become liable; (f) Counterparty has reviewed the Transaction Documents and understands each of the terms and conditions set forth herein and therein; (g) Counterparty, in determining to consummate the Transactions, has relied solely upon its own investigation, the representations and warranties provided by Company in the Transaction Documents and the advice of Counterparty’s legal counsel and accountants or other financial advisers with respect to the tax and other consequences involved in consummating the Transactions; (h) Counterparty is entering into the Transactions for Counterparty’s own account without a view to public distribution or resale of any interest therein or proceeds thereof and that Counterparty has no contract, undertaking, agreement, obligation or arrangement to sell or otherwise transfer or dispose of any interests in the Transactions or any portion thereof to any other person; (i) Counterparty (i) can bear the economic risk of the Transactions including the total loss of any investment or other amounts paid by Counterparty, (ii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the Transactions, and (iii) without limiting the foregoing but subject to the terms of the Transaction Documents, has accepted the following risks with respect to the

Omnibus Agreement Page 3 Transactions: (A) the Edge Generation Facilities may not be completed and accordingly the Transaction Confirmation may be terminated before the Start Month, (B) the Company may elect not to operate any Edge Generation Facility if the operation thereof is not economic or for other reasons as determined by the Company in good faith and accordingly the Counterparty Share of Edge Operating Cash Flow and the Edge Payment with respect to any such Edge Generation Facility may be zero for certain Months, but an obligation to pay the Fixed Payment may remain, (C) if any Edge Generation Facility is damaged or does not perform as expected, the Company may not repair or replace such Edge Generation Facility if doing so is not economic in any material respect or for other reasons as determined by the Company in good faith and accordingly the Counterparty Share of Edge Operating Cash Flow and the Edge Payment with respect to any such Edge Generation Facility may be zero for certain Months, but an obligation to pay the Fixed Payment may remain, (D) Edge Operating Proceeds may be less than Edge O&M Costs for some periods and accordingly the Counterparty Share of Edge Operating Cash Flow and Edge Payments may be reduced or eliminated for certain Months, (E) there is no guarantee that the Edge Payment will exceed the Fixed Payment for any Month or for the duration of the Transaction, and (F) if the Edge Transaction Confirmation is terminated, Counterparty may be required to pay a termination payment based on a Close-out Amount that is liquidated and results in a higher amount payable or lesser amount received than might be paid or received under the ISDA standard termination payment mechanics; (j) Counterparty is a “qualified institutional buyer” (as defined in Rule 144A under the Act (as defined below)) or an institutional “accredited investor” (as described in Rule 501(a)(1), (2), (3), or (7) under the Act); (k) Counterparty is not entering into the Transactions as a result of any public meeting or other public solicitation or advertisement; (l) (i) Counterparty is, and at all times within the previous five years has been in compliance with all United States federal, state and local laws and regulations and the laws and regulations of any foreign jurisdiction relating to the prevention of money laundering, in each case to the extent applicable to the party or its assets, including any applicable financial record-keeping, know-your-customer and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended from time to time, including by the Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001 (the “US PATRIOT Act”), and (ii) the Transactions are not being conducted in connection with any violation of applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders and will not cause Company to be in violation of any applicable U.S. anti-money laundering, anti- terrorist and asset control laws, regulations, rules or orders; and (m) neither Counterparty, nor, to Counterparty's knowledge, any person or entity controlling, controlled by or under common control with Counterparty, nor any person having a beneficial interest (other than indirect beneficial owners who have interests in publicly traded securities or intermediate beneficial owners of Counterparty) in Counterparty or any person or entity controlling, controlled by or under common control with Counterparty, nor any senior management official of Counterparty or any person or entity controlling, controlled by or under common control with Counterparty (i) is named on the list of Specially Designated Nationals and Blocked Persons published by the U.S. Treasury

Omnibus Agreement Page 4 Department’s Office of Foreign Assets Control (“OFAC”) or any other similar list maintained by OFAC pursuant to any authorizing statute including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et. seq. and any executive order, rule, or regulation promulgated thereunder; (ii) is organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of Cuba, Iran, North Korea, Syria, Venezuela, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, any other covered region of Ukraine identified pursuant to Executive Order 14065, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the United Nations Security Council, the European Union, any individual European Union member state or the United Kingdom; (iii) is a non-US shell bank (as defined in the US PATRIOT Act) or other non-US financial institution that does not have a physical presence in any country; (iv) is a current or former senior official in the executive, legislative, administrative, military or judicial branch of any foreign government, a senior official of any foreign political party, or a senior executive of any foreign government-owned corporation or an entity formed for the benefit of any of the foregoing; or (v) solely in the case of Counterparty, is otherwise prohibited from investing in Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (v) together, a “Prohibited Person”). 2. Company Representations and Warranties. By executing this Agreement, Company hereby represents and warrants that, as of the Effective Date: (a) Company is duly organized, validly existing and in good standing under the laws of the state of Delaware. Company is duly licensed or qualified to do business and is in good standing in all material respects in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary. Company has full limited liability company power and authority to enter into each of the Transaction Documents, to carry out its obligations hereunder and thereunder, and to consummate the Transactions; (b) the execution and delivery by Company of the Transaction Documents, the performance by Company of its obligations hereunder and thereunder, and the consummation by Company of the Transactions have been duly authorized by all requisite limited liability company action on the part of Company. Each of the Transaction Documents has been duly executed and delivered by Company, and (assuming due authorization, execution and delivery by Counterparty) each Transaction Document constitutes a legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms subject to bankruptcy, moratorium, insolvency and other laws generally affecting creditors’ rights and general principles of equity (whether applied in a proceeding in a court of law or equity); (c) the execution, delivery and performance by Company of the Transaction Documents, and the consummation of the Transactions, do not and will not: (i) conflict with or result in a violation or breach of, or default under, any provision of the certificate of formation, limited liability company agreement or other organizational documents of Company; (ii) conflict with or result in a violation or breach of any provision of any law or

Omnibus Agreement Page 5 governmental order applicable to Company; (iii) require the consent, notice or other action by any person or entity under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any contract to which Company is a party or by which Company is bound or to which any of their respective properties and assets are subject or any permit affecting the properties, assets or business of Company; or (iv) result in the creation or imposition of any encumbrance on any properties or assets of Company, except, in the case of clauses (ii) through (iv), as would not result in a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of Company; (d) (i) Company is, and at all times within the previous five years has been in compliance with all United States federal, state and local laws and regulations and the laws and regulations of any foreign jurisdiction relating to the prevention of money laundering, in each case to the extent applicable to the party or its assets, including any applicable financial record- keeping, know-your-customer and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended from time to time, including by the US Patriot Act, and (ii) the Transactions are not being conducted in connection with any violation of applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders and will not cause Company to be in violation of any applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders; (e) neither Company, nor, to Company’s knowledge, any person or entity controlling, controlled by or under common control with Company, nor any person having a beneficial interest (other than indirect beneficial owners who have interests in publicly traded securities or intermediate beneficial owners of Company) in Company or any person or entity controlling, controlled by or under common control with Company, nor any senior management official of Company or any person or entity controlling, controlled by or under common control with Company, is a Prohibited Person; (f) no consent, approval, permit, governmental order, declaration or filing with, or notice to, any governmental authority is required by or with respect to Company in connection with the execution and delivery of the Transaction Documents and the consummation of the Transactions; and (g) Company has not incurred nor shall Company become liable for any advisory fee, broker’s commission or finder’s fee relating to or in connection with the Transactions for which Counterparty may become liable. 3. Counterparty General Disclaimers. By executing this Agreement, Counterparty agrees that: (a) no interests in the Transactions, nor any of the proceeds thereof, have been registered under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state and are subject to substantial restrictions on transfer as set forth in the ISDA; (b) (i) Company has no obligation or intention to register any interests in the Transactions or any proceeds thereof for resale or transfer under the Act or any state securities laws or other

Omnibus Agreement Page 6 applicable securities laws or to take any action (including the filing of reports or the publication of information as required by Rule 144 under the Act) which would make available any exemption from the registration requirements of any such laws and (ii) Counterparty therefore may be precluded from selling or otherwise transferring or disposing of any interests in the Transactions or any proceeds thereof for an indefinite period of time or at any particular time; (c) Counterparty has been encouraged to rely upon the advice of Counterparty’s legal counsel and accountants or other financial advisers with respect to the tax and other considerations relating to the Transactions and has been offered, during the course of discussions concerning the Transactions, the opportunity to ask such questions and inspect such documents concerning Company and its business and affairs as Counterparty considers necessary in its evaluation of the Transactions; (d) no federal or state agency including the Securities and Exchange Commission or the securities commission or authorities of any state has approved or disapproved the consummation of the Transactions, passed upon or endorsed the merits of the Transactions, or made any finding or determination as to the fairness of the Transactions for public investment; (e) the representations, warranties, and agreements of Counterparty contained herein are made with the intent that they be relied upon by Company and shall survive the execution and delivery of this Agreement and the consummation of the Transactions; and (f) except as expressly set forth in this Agreement or in the ISDA, neither Company nor any agent, affiliate, or representative thereof has made any representations or warranties to Counterparty, and Counterparty has not received or relied upon any other representation or warranty with respect to the Transactions or the matters contemplated by the Transaction Documents. 4. Company General Disclaimer. The representations, warranties, and agreements of Company contained herein shall survive the execution and delivery of this Agreement and the consummation of the Transactions. Except as expressly set forth in this Agreement or in the ISDA, neither Counterparty nor any agent, affiliate, or representative thereof has made any representations or warranties to Company, and Company has not received or relied upon any other representation or warranty with respect to the matters contemplated by the Transaction Documents. 5. No Partnership. Each party hereto acknowledges and agrees that it does not intend to enter into a partnership by entering into the Transactions. 6. Indemnification. Each party hereto agrees to indemnify and hold harmless the other party and its affiliates, officers, directors, managers, members, partners, agents and attorneys (the “Indemnified Parties”) from any and all claims, actions, causes of action, judgments, damages, losses or costs (including, without limitation, reasonable attorneys’ fees incurred in connection therewith or in defense thereof) of any nature whatsoever to the extent arising from, related to, or incurred as a result of the breach or inaccuracy of any representation or warranty made by such party, or a breach or failure to comply with any covenant or agreement made by such party, contained in or in connection with this Agreement. Counterparty further agrees to indemnify, defend and hold harmless Company and its related Indemnified Parties from and against all damages, losses, costs

Omnibus Agreement Page 7 and expenses (including, without limitation, reasonable attorneys’ fees incurred in connection therewith or in defense thereof) which they may incur from the disposition by Counterparty of any interests in the Transactions or any proceeds thereof, in violation of the Act or the securities laws of any state or the rules and regulations adopted thereunder. 7. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, including its existence, validity, construction and operating effect, and the rights of each of the parties hereto, shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any conflicts or choice of laws provisions that would cause the application of the domestic substantive laws of any other jurisdiction. With respect to any suit, action or proceedings relating to any dispute arising out of or in connection with this Agreement (“Proceedings”), each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party, and agrees, to the extent permitted by applicable law, that the bringing of Proceedings in any one or more jurisdictions will not preclude the bringing of Proceedings in any other jurisdiction. The parties irrevocably consent to service of process given in the manner provided for notices. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by applicable law. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO WAIVES ANY AND ALL RIGHTS THE PARTY MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT OR IN CONNECTION THEREWITH. 8. Notices. All notices, demands, elections, requests or other communications that Company or Counterparty may desire or be required to give hereunder to any other party shall be in writing and shall be given by hand, by certified mail (return receipt of which has been received), by a recognized overnight courier service (delivery of which has been confirmed), or by e-mail (receipt of which has been confirmed) to such party’s address set forth or referred to below, as applicable, or at such other address as may be designated by the addressee thereof upon written notice to all parties hereto. If to Company: Conduit Bravo LLC 820 Gessner, Suite 895 Houston, TX 77024 Attention: Travis Windholz Email: [******] If to Counterparty: Granite Ridge Ventures, LLC 5217 McKinney Avenue, Suite 400 Dallas, Texas 75205 Attention: Kim Weimer Email: [******]

Omnibus Agreement Page 8 9. Public Announcements. Neither party shall (and shall direct their representatives not to) issue any press release, make any other public statement or schedule any press conference, in each case, with respect to this Agreement or the arrangements contemplated hereby without the prior written approval thereof by the other party. Nothing in this Section 8 shall prevent, restrict or limit (a) nonpublic communications with investors or potential investors or financing parties, (b) making public statements or filings as a party may reasonably determine are required by applicable law, court process or obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system, (c) communications with rating agencies and any government authority, (d) making internal announcements to a party’s respective employees, or (e) making internal announcements to a party’s respective partners, to be conducted in a confidential manner. 10. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired. 11. Entire Agreement. The Transaction Documents are intended by the parties as a final expression of their agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. The Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter. 12. Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement. 13. Assignment. No party shall have the right or the power to assign or delegate any provision of this Agreement except with the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, legatees, successors and assigns. 14. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, and signature pages may be delivered by facsimile, portable document format (PDF) or electronic signature, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. 15. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. 16. Drafting. Each of the parties hereto acknowledges that each party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any party hereto because one is deemed to be the author thereof.

Omnibus Agreement Page 9 Balance of Page Intentionally Blank. Signature Pages Follow.

Signature Page to Omnibus Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date. COMPANY: CONDUIT BRAVO LLC By: /s/ Matthew Herpich Matthew Herpich Chief Executive Officer COUNTERPARTY: GRANITE RIDGE VENTURES, LLC By: /s/ Kim Weimer Kim Weimer Interim Chief Financial Officer and Chief Accounting Officer